THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD IN THE ABSENCE OF SUCH A REGISTRATION OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO TERMINATION AND CANCELLATION UPON THE OCCURRENCE OF CERTAIN EVENTS AND TO RIGHTS OF FIRST OFFER, RIGHTS OF REPURCHASE, MARKET STAND-OFF AND OTHER RESTRICTIONS CONTAINED IN A WARRANT RIGHTS AGREEMENT AND IN AN INVESTOR RIGHTS AGREEMENT EACH DATED APRIL 20, 2000. A COPY OF SUCH AGREEMENTS MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPLE PLACE OF BUSINESS.


                                   CORIO, INC.
                 AMENDED FIRST WARRANT TO PURCHASE COMMON STOCK


WARRANT NO. 1
UP TO 2,333,333 SHARES
ISSUED OCTOBER 14, 2000

        THIS CERTIFIES THAT, for value received pursuant to that certain Warrant Rights Agreement dated as of April 20, 2000 (the "WARRANT RIGHTS AGREEMENT"), Cap Gemini Ernst & Young U.S. LLC, a limited liability company organized in Delaware ("CGEY"), and any person to whom the interest in this Warrant is lawfully transferred pursuant to the terms and conditions set forth herein (the original holder hereof and such transferees are referred to hereinafter as the "HOLDER") is entitled to purchase up to TWO MILLION, THREE HUNDRED THIRTY-THREE THOUSAND, THREE HUNDRED THIRTY-THREE (2,333,333) (subject to adjustment as provided in Section 2 hereof) shares (the "SHARES") of fully paid and nonassessable Common Stock (the "COMMON STOCK") of Corio, Inc., a Delaware corporation (the "COMPANY"), at an exercise price of $6.50 per share, subject to adjustment as provided in Section 2 hereof (the "PER SHARE EXERCISE PRICE"), subject to the provisions and upon the terms and conditions set forth herein.

        This Warrant is subject to the following terms and conditions:

        1. EXERCISE.

             1.1 Per Share Purchase Price. The "PER SHARE PURCHASE PRICE" at which this Warrant may be exercised shall be $6.50, subject to adjustment as provided in Section 2 hereof.

             1.2 Exercise.

                    (a) This Warrant may only be exercised on or prior to December 31, 2001, and the Warrant shall terminate and cease to be exercisable as of 5:00 p.m., California time, on December 31, 2001.

                    (b) This Warrant may only be exercised by the Holder, in whole or in part, by the surrender of this Warrant (together with a duly executed Notice of Exercise in the form attached hereto as Annex I) at the principal office of the Company and by the payment to the Company of the then applicable Per Share Purchase Price multiplied by the number of Warrant Shares then being purchased (a "CASH EXERCISE"). The aggregate Per Share Purchase Price shall be paid in cash (by certified check or by wire transfer) or by net exercise in accordance with the provisions of Section 1.2(c).

                    (c) Subject to Section 1.2(d) hereof, in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive, without the payment by the Holder of any additional consideration, a number of Warrant Shares (rounded down to the nearest whole share) equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company (the "NET EXERCISE"), with the net issue election duly selected and initialed in the Notice of Exercise delivered to the Company as provided above. Thereupon the Company will issue to the Holder such number of shares of Common Stock of the Company as is computed using the following formula:


                                   X = Y(A-B)
                                       ------
                                         A

where X =       the number of Warrant Shares to be issued to the Holder upon the
                Net Exercise pursuant to this Section 1.2;

Y = the number of Warrant Shares exercised under this Warrant for which the net issue election is made pursuant to this Section
                1.2 (upon such Net Exercise, the number of shares subject to further exercise under this Warrant shall be reduced by this number);

A = the Market Price (as defined below) of one share of the Company's Common Stock on the date the Net Exercise election is made pursuant to this Section 1.2; and

B =             the Per Share Purchase Price in effect under this Warrant



For purposes of this Section 1.2, "MARKET PRICE" means, as to a share of Common Stock, (i) the average of the closing prices of sales on all domestic securities exchanges and national markets on which the Common Stock may at the time be listed, or (ii) if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or (iii) if on such day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq National Market as of 4:00 P.M., New York time, on such day, or (iv) if on any day the Common Stock is not quoted in the Nasdaq National Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over the period of twenty (20) Trading Days immediately preceding the date the net issue election or other exercise is made pursuant to this Section 1.2; PROVIDED, HOWEVER, that if the Common Stock is listed on any domestic securities exchange the term "TRADING DAYS" as used in this sentence means days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted in the Nasdaq National Market or the domestic over-the counter market, the "Market Price" shall be the fair value thereof determined by the Board of Directors of the Company in good faith upon the request of the Holder (it being understood that if the Holder is not satisfied with such determination the sole recourse of the Holder is to exercise the Warrant for cash).

                    (d) Notwithstanding Section 1.2(c) hereof, no Net Exercise of all or part of this Warrant under Section 1.2(c) hereof shall be made unless, on the day of proposed exercise, the Market Price of a share of Common Stock is at or above $20.00, as appropriately adjusted for stock splits, dividends, subdivisions, combinations, recapitalizations and the like hereafter. For greater certainty, if a Net Exercise under Section 1.2(c) hereof may not be made by a Holder under this Section 1.2(d) on the day of exercise, the sole and exclusive means of exercise of this Warrant on such day shall be a Cash Exercise under Section 1.2(b) hereof.

                    (e) The exercise of this Warrant is also limited by the provisions of certain agreements between the Company and the original holder of this Warrant, as specified in Section 3.3 below.

             1.3 Limitations on Exercise. The exercise of this Warrant, and the issuance of the Warrant Shares will be subject to and conditioned upon compliance by the Company and the Holder with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Common Stock may be listed or quoted at the time of such issuance or transfer. The Company shall, at its sole cost and expense, use its reasonable best efforts to make all filings, notices and applications required by the Company (excluding filings, notices and applications required by the Holder), and take all actions necessary to permit the exercise of this Warrant by the Holder and the issuance of Warrant Shares to the Holder, and the Holder shall cooperate with all reasonable requests of the Company in connection therewith. This Warrant may not be exercised as to fewer than 100,000 Warrant Shares (subject to appropriate adjustment for stock splits, dividends, subdivisions, combinations, recapitalizations and the like hereafter), unless it is exercised as to all Warrant Shares as to which the Warrant is then exercisable.

             1.4 Issuance of New Warrant. In the event of any exercise of the purchase represented by this Warrant, certificates for the Warrant Shares so purchased will be delivered to the Holder within ten (10) business days after receipt of such payment and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the portion of the Warrant Shares, if any, respect to which this Warrant will not then have been exercised will also be issued to the Holder within a reasonable time.

             1.5 Termination. Unless the Warrant shall have previously terminated in accordance with the provisions of Section 1.2(a), the Warrant shall terminate and cease to be exercisable on December 31, 2001. In addition, the number of Shares issuable under this Warrant is subject to reduction (or, if the Warrant shall have previously been exercised, a number of Shares are subject to repurchase by the Company at the Per Share Exercise Price) under the terms of an Investor Rights Agreement with the Company dated April 20, 2000 (the "RIGHTS AGREEMENT").

        2. ADJUSTMENT OF NUMBER OF WARRANT SHARES AND PER SHARE PURCHASE PRICE. The number of Warrant Shares purchasable upon the exercise of this Warrant, and the Per Share Purchase Price, will be subject to adjustment from time to time as provided in this Section 2:

             2.1 Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Per Share Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Per Share Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately decreased.

             2.2 Stock Dividends. If the Company at any time while this Warrant remains outstanding and unexpired pays a dividend, without receipt of consideration therefor, to the holders of Common Stock payable in shares of Common Stock, Preferred Stock or other capital stock or other securities convertible into or exchangeable for Common Stock, Preferred Stock or other capital stock ("CONVERTIBLE SECURITIES"), or options to purchase Common Stock, Preferred Stock or other capital stock or Convertible Securities ("OPTIONS"), other than any event for which adjustment is made pursuant to Section 2.1 hereof, the Holder shall, upon exercise of this Warrant be entitled to receive, in addition to the number of Warrant Shares receivable thereupon, the amount of Common Stock, Preferred Stock or other capital stock, Convertible Securities or Options that such Holder would have received had it been Holder of record of such Warrant Shares as of the date on which holders of Common Stock received or became entitled to receive such additional shares of Common Stock, Preferred Stock or other capital stock, Convertible Securities or Options. Any adjustment under this Section 2.2 will become effective on the record date or, if there is no record date, on the date of issuance.

             2.3 Reorganization, Reclassifications. Mergers or Sales. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction (including, without limitation, any Corporate Event (as defined in the Rights Agreement)), in each case that is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets, or a combination thereof, with respect to or in exchange for Common Stock is referred to herein as an "ORGANIC CHANGE." Prior to the consummation of any Organic Change, other than any event for which adjustment is made pursuant to Section 2.1 or 2.2 hereof, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Holder) to ensure that the Holder shall thereafter have the right to acquire and receive, upon exercise of this Warrant in accordance with its terms and upon payment of the Per Share Exercise Price then in effect, in lieu of each Warrant Share immediately theretofore acquirable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to each Warrant Share immediately theretofore acquirable and receivable upon exercise of the Warrant had the Warrant been exercised immediately prior to such Organic Change. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to acquire.

             2.4 Certain Events. If (i) any event occurs of a type that would have an effect on the rights granted under this Warrant similar to the effect of any event described by the other provisions of this Section 2 and (ii) such event is not expressly provided for by such other provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then an appropriate adjustment in the Per Share Purchase Price and the number of Warrant Shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the Holder shall be made.

             2.5 Notices.

                    (a) Within ten (10) business days of any adjustment of the Per Share Purchase Price, the Company shall give written notice thereof to the Holder, setting forth and certifying in reasonable detail the facts causing such adjustment and the calculation of such adjustment. The Company will give due consideration to, and consult with counsel regarding, any objection the Holder may have to the matters described in such notice, and will make any corrections to such notice deemed necessary to conform with the terms of this Warrant.

                    (b) The Company shall give written notice to the Holder at least ten (10) business days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution (cash or otherwise) upon the Common Stock, (B) with respect to any pro rata subscription or other offer to holders of Common Stock and (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                    (c) The Company shall also give written notice to the Holder at least ten (10) business days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

        3. MISCELLANEOUS.

             3.1 Transferability; Successors and Assigns. This Warrant may not be transferred or assigned, in whole or in part, without the prior written consent of the Company, except only that the Holder may upon prior written notice to the Company transfer the Warrant in whole or in part to a parent entity that wholly owns the Holder or to a wholly-owned subsidiary of the Holder. CGEY represents and warrants, as a condition to the effectiveness of this Warrant, that Cap Gemini S.A., on behalf of all its affiliates including CGEY, has accepted and agreed to be bound by this Warrant subject to all of the terms and conditions of the Warrant Rights Agreement, the Investor Rights Agreement and this Warrant.

             3.2 Legends. Any certificate for Warrant Shares issued upon exercise hereof will be imprinted with a legend in substantially the form set forth in the Notice of Exercise form attached hereto as Annex 1.

             3.3 Other Agreements. The Warrant and the Warrant Shares are subject to the terms and conditions of that certain Warrant Rights Agreement and that certain Rights Agreement between the Company and Ernst & Young LLP, each dated as of April 20, 2000 and, without limiting the generality of the foregoing, are subject to cancellation and termination upon the occurrence of certain events, rights of first offer, rights of repurchase, market stand-off and other restrictions specified in the Warrant Rights Agreement and the Rights Agreement.

             3.4 Governing Law. This Warrant will be governed by and construed under the Delaware General Corporation Law with respect to matters of corporate law and, as to matters of law other than corporate law, the internal laws of the State of California as they apply to agreements among California residents entered into and to be performed entirely within such state.

             3.5 Headings. The headings and captions used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and annexes will, unless otherwise provided, refer to sections and hereof and annexes attached hereto, all of which annexes are incorporated herein by this reference.

             3.6 Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing, shall be effective when received, and shall in any event be deemed received and effectively given upon personal delivery to the party to be notified or three (3) business days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, or one (1) business day after deposit with a nationally recognized courier service such as FedEx, or one (1) business day after facsimile with copy delivered by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof or at such other address as the Investor or the Company may designate by giving at least ten (10) days advance written notice, pursuant to this Section 3.6.

                                       CORIO, INC.

                                       By: /s/  [SIGNATURE ILLEGIBLE]
                                          -----------------------------------

                                       Name:   [NAME ILLEGIBLE]
                                            ---------------------------------

                                       Title:     EVP
                                             --------------------------------

                                       Address:   700 Bay Road, Suite 210
                                                  Redwood City, CA  94063

Accepted:

CAP GEMINI ERNST & YOUNG U.S. LLC

By.
   -----------------------------------

Name:
     ---------------------------------

Title:
      --------------------------------


     Address: 750 Seventh Avenue
              New York, NY  10019
              Attn:  General Counsel

                                       CORIO, INC.

                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------

                                       Address:   700 Bay Road, Suite 210
                                                  Redwood City, CA  94063

Accepted:

CAP GEMINI ERNST & YOUNG U.S. LLC

By.  /s/ JOHN G. NACKEL
   ------------------------------------

Name:    JOHN G. NACKEL
     ----------------------------------

Title:  MANAGING DIRECTOR, NEW VENTURES
      ---------------------------------


     Address: 750 Seventh Avenue
              New York, NY  10019
              Attn:  General Counsel

                                     ANNEX I

                               NOTICE OF EXERCISE
Corio, Inc.
700 Bay Road
Suite 210
Redwood City, CA 94063

Gentlemen:

        On this date the undersigned hereby elects to acquire from Corio, Inc., a Delaware corporation (the "COMPANY"), an aggregate of _________ shares of the Company's Common Stock (the "WARRANT SHARES"), by exercise, for such number of shares, of that certain Warrant No. 1 to Purchase Common Stock of the Company dated as of May 23, 2000 (the "WARRANT").

        1. Investment Representations and Warranties. The undersigned represents and warrants that:

             1.1 Purchase for Own Account. The Warrant Shares to be purchased by the undersigned will be acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned also represents that it has not been formed for the specific purpose of acquiring the Warrant Shares.

             1.2 Disclosure of Information. The undersigned has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Warrant Shares to be purchased by the undersigned.

             1.3 Investment Experience. The undersigned understands that the purchase of the Warrant Shares involves substantial risk. The undersigned: (a) has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Warrant Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Warrant Shares and protecting its own interests in connection with this investment and/or (b) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the undersigned to be aware of the character, business acumen and financial circumstances of such persons.

             1.4 Accredited Investor Status. The undersigned is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

             1.5 Restricted Securities. The undersigned understands that the Warrant Shares to be purchased by the undersigned hereunder constitute "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. The undersigned is familiar with Rule 144 of the SEC, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The undersigned understands that the Company is under no obligation to register any of the securities sold hereunder.

             1.6 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the undersigned further agrees not to make any disposition of all or any portion of the Warrant Shares unless and until:

                    (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                    (b) the undersigned has notified the Company of the proposed disposition and has furnished the Company with a statement of the circumstances surrounding the proposed disposition, and the undersigned has furnished the Company, at the expense of the undersigned or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act.

        Notwithstanding the provisions of paragraphs (a) and (b) of this Section 1.6, no such registration statement or opinion of counsel will be required for any transfer of any Warrant Shares in compliance with SEC Rule 144, Rule 144A or Rule 145(d), or if such transfer otherwise is exempt, in the view of the Company's legal counsel, from the registration requirements of the Securities Act; provided, that the Company may request an opinion to such effect from counsel to the undersigned as a condition to exercise.

             1.7 Other Agreements. The undersigned agrees and acknowledges that the Warrant Shares are subject to the terms and conditions of a Warrant Rights Agreement and an Investor Rights Agreement, each dated April 20, 2000, between the Company and Ernst & Young LLP and, without limiting the generality of the foregoing are subject to termination and cancellation upon the occurrence of certain events and to rights of first offer, rights of repurchase, market standoff and other restrictions contained therein.

        2. Legends. The undersigned understands that certificates evidencing the Warrant Shares will bear each of the legends set forth below, as well as any other legends required by applicable state securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD IN THE ABSENCE OF SUCH A REGISTRATION OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO TERMINATION AND CANCELLATION UPON THE OCCURRENCE OF CERTAIN EVENTS AND TO RIGHTS OF FIRST OFFER, RIGHTS OF REPURCHASE, MARKET STAND-OFF AND OTHER RESTRICTIONS CONTAINED IN A WARRANT RIGHTS AGREEMENT AND IN AN INVESTOR RIGHTS AGREEMENT DATED APRIL 20, 2000. A COPY OF SUCH AGREEMENTS MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPLE PLACE OF BUSINESS.

        The undersigned agrees that, to ensure and enforce compliance with the restrictions imposed by applicable law and those referred to in the foregoing legend, or elsewhere herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, with respect to any certificate or other instrument representing Warrant Shares.

        3. Net Exercise Election. If applicable, the undersigned elects to purchase the Warrant Shares by Net Exercise (as defined in the Warrant), by initialing in the following space (please initial only if Net Exercise is chosen): ____________.

                                       By:
                                          ------------------------------------

                                       Name:
                                            ----------------------------------

                                       Title:
                                             ---------------------------------

                                       Address:
                                               -------------------------------

                                               -------------------------------

                                       Date:
                                            ----------------------------------




                                      -3-